Exhibit 99.2

Medical Properties Trust THIRD QUARTER 2018 Supplemental Information

MEDICALPROPERTIESTRUST.COM TABLE OF CONTENTS COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Net Income to Funds from Operations 5 Debt Summary 6 Debt Maturity Schedule 7 Pro Forma Net Debt /Annualized Adjusted EBITDA 8 PORTFOLIO INFORMATION Lease and Mortgage Loan Maturity Schedule 9 Total Pro Forma Gross Assets and Actual Revenue by Asset Type, Operator, State and Country 10 EBITDARM to Rent Coverage 13 Summary of Acquisitions and Development Projects 14 FINANCIAL STATEMENTS Consolidated Statements of Income 15 FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report. On the Cover: Clinica Eporediese which is an MPT-owned acute care hospital in Ivrea, Italy.
Q3 2018 | SUPPLEMENTAL INFORMATION 2

MEDICALPROPERTIESTRUST.COM COMPANY OVERVIEW Medical Properties Trust, Inc. is a Birmingham, Alabama based self-advised real estate investment trust formed to capitalize on the changing trends in healthcare delivery by acquiring and developing net-leased healthcare facilities. MPT’s financing model allows hospitals and other healthcare facilities to unlock the value of their underlying real estate in order to fund facility improvements, technology upgrades, staff additions and new construction. Facilities include acute care hospitals, inpatient rehabilitation hospitals, long-term acute care hospitals, and other medical and surgical facilities. OFFICERS Edward K. Aldag, Jr. R. Steven Hamner Emmett E. McLean J. Kevin Hanna Rosa H. Hooper Charles R. Lambert BOARD OF DIRECTORS Edward K. Aldag, Jr. G. Steven Dawson R. Steven Hamner Elizabeth N. Pitman D. Paul Sparks, Jr. Michael G. Stewart C. Reynolds Thompson, III CORPORATE HEADQUARTERS Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 (205) 969-3756 (fax) www.medicalpropertiestrust.com Chairman, President and Chief Executive Officer Executive Vice President and Chief Financial Officer Executive Vice President, Chief Operating Officer and Secretary Vice President, Controller and Chief Accounting Officer Vice President, Managing Director of Asset Management and Underwriting Treasurer and Managing Director of Capital Markets MPT Officers: R. Steven Hamner, Emmett E. McLean, Edward K. Aldag, Jr., Rosa H. Hooper, J. Kevin Hanna and Charles R. Lambert Q3 2018 | SUPPLEMENTAL INFORMATION 3

MEDICALPROPERTIESTRUST.COM COMPANY OVERVIEW (continued) INVESTOR RELATIONS CAPITAL MARKETS Tim Berryman Charles Lambert Director - Investor Relations Treasurer and Managing Director - Capital Markets (205) 397-8589 tberryman@medicalpropertiestrust.com (205) 397-8897 clambert@medicalpropertiestrust.com TRANSFER AGENT STOCK EXCHANGE SENIOR UNSECURED American Stock Transfer LISTING AND DEBT RATINGS and Trust Company TRADING SYMBOL Moody’s – Ba1 6201 15th Avenue New York Stock Exchange Standard & Poor’s – BBB-Brooklyn, NY 11219 (NYSE): MPW CONTINUUM OF CARE R E Medical Properties Trust focuses on the most H I G H critical components of healthcare delivery. ACUTE CARE HOSPITALS ACUTE CARE HOSPITALS & FREE STANDING EMERGENCY ROOMS INPATIENT REHABILITATION FACILITIES LONG-TERM ACUTE CARE HOSPITALS NURSING HOMES INPATIENT ASSISTED LIVING REHABILITATION FACILITIES HOME HEALTH CARE MPT facility types shown in green. HOME LONG-TERM HEALTH ACUTE CARE CARE I HOSPITALS N T E ASSISTED N S NURSING LIVING I T HOMES YO FC AR E LOWER Q3 2018 | SUPPLEMENTAL INFORMATION 4

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
FFO INFORMATION:
Net income attributable to MPT common stockholders	$736,034	$76,464	$938,202	$217,849
Participating securities’ share in earnings	(290)	(82)	(808)	(307)

Net income, less participating securities’ share in earnings	$735,744	$76,382	$937,394	$217,542
Depreciation and amortization (A)	32,641	32,618	104,314	90,744
Gain on sale of real estate and other, net	(647,204)	(18)	(672,822)	(7,431)

Funds from operations	$121,181	$108,982	$368,886	$300,855
Write-off of straight-line rent and other	4,321	—	17,615	1,117
Debt refinancing costs	—	4,414	—	18,794
Acquisition and other transaction costs, net of tax benefit (A)	1,661	7,166	2,072	19,350

Normalized funds from operations	$127,163	$120,562	$388,573	$340,116

Share-based compensation	4,970	2,771	11,695	7,148
Debt costs amortization	1,952	1,609	5,543	4,748
Straight-line rent revenue and other (A)	(26,743)	(21,169)	(74,544)	(56,632)

Adjusted funds from operations	$107,342	$103,773	$331,267	$295,380

PER DILUTED SHARE DATA:
Net income, less participating securities’ share in earnings	$2.00	$0.21	$2.56	$0.63
Depreciation and amortization (A)	0.09	0.09	0.29	0.26
Gain on sale of real estate and other, net	(1.76)	—	(1.84)	(0.02)

Funds from operations	$0.33	$0.30	$1.01	$0.87
Write-off of straight-line rent and other	0.01	—	0.04	—
Debt refinancing costs	—	0.01	—	0.05
Acquisition and other transaction costs, net of tax benefit (A)	0.01	0.02	0.01	0.06

Normalized funds from operations	$0.35	$0.33	$1.06	$0.98

Share-based compensation	0.01	0.01	0.03	0.02
Debt costs amortization	0.01	—	0.02	0.01
Straight-line rent revenue and other (A)	(0.08)	(0.06)	(0.20)	(0.16)

Adjusted funds from operations	$0.29	$0.28	$0.91	$0.85

(A)

Includes our share of real estate depreciation, acquisition expenses and straight-line rent revenue from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the “Other” line on the consolidated statements of income.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

Q3 2018  |  SUPPLEMENTAL INFORMATION     5

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT SUMMARY

(as of September 30, 2018)

($ amounts in thousands)

Debt Instrument	Rate Type	Rate	Balance
2021 Credit Facility Revolver (£17M) (A)	Variable	1.980%	$22,153
2022 Term Loan	Variable	3.650%	200,000
4.000% Notes Due 2022 (€500M) (B)	Fixed	4.000%	580,200
6.375% Notes Due 2024	Fixed	6.375%	500,000
5.500% Notes Due 2024	Fixed	5.500%	300,000
3.325% Notes Due 2025 (€500M) (B)	Fixed	3.325%	580,200
5.250% Notes Due 2026	Fixed	5.250%	500,000
5.000% Notes Due 2027	Fixed	5.000%	1,400,000

			$4,082,553
Debt issuance costs			(38,704)

	Weighted average rate	4.773%	$4,043,849

(A) Represents credit facility borrowings in pound sterling and converted to U.S. dollars at September 30, 2018.

(B) Represents bonds issued in euros and converted to U.S. dollars at September 30, 2018.

Q3 2018  |  SUPPLEMENTAL INFORMATION     6

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

($ amounts in thousands)

Debt Instrument	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027
2021 Credit Facility Revolver (£17M)	$—	$—	$—	$22,153	$—	$—	$—	$—	$—	$—
2022 Term Loan	—	—	—	—	200,000	—	—	—	—	—
4.000% Notes Due 2022 (€500M)	—	—	—	—	580,200	—	—	—	—	—
6.375% Notes Due 2024	—	—	—	—	—	—	500,000	—	—	—
5.500% Notes Due 2024	—	—	—	—	—	—	300,000	—	—	—
3.325% Notes Due 2025 (€500M)	—	—	—	—	—	—	—	580,200	—	—
5.250% Notes Due 2026	—	—	—	—	—	—	—	—	500,000	—
5.000% Notes Due 2027	—	—	—	—	—	—	—	—	—	1,400,000

	$—	$—	$—	$22,153	$780,200	$—	$800,000	$580,200	$500,000	$1,400,000

Q3 2018  |  SUPPLEMENTAL INFORMATION     7

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA

(Amounts in thousands)

For the Three Months Ended
September 30, 2018
Net income attributable to MPT common stockholders	$736,034
Pro forma adjustments for mid-quarter acquisitions/dispositions and acquisitions that occurred after the period (A)	(18,782)

Pro forma net income	$717,252
Add back:
Interest	57,215
Depreciation and amortization (B)	34,759
Share-based compensation	4,970
Gain on sale of real estate and other, net	(647,204)
Write-off of straight-line rent and other	4,321
Acquisition and other transaction costs	1,661
Income tax expense (B)	2,379

3Q 2018 Pro forma adjusted EBITDA	$175,353

Annualization	$701,412

Total debt	$4,043,849
Pro forma changes to cash and debt balance after September 30, 2018 (A)	(911,285)

Pro forma net debt	$3,132,564

Pro forma net debt / annualized adjusted EBITDA	4.5x

(A)	The schedule reflects transactions closed in October 2018 and our commitment to acquire one facility in Germany.
(B)	Includes our share of real estate depreciation and income tax expense from unconsolidated joint ventures.

Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude stock compensation expense, gains or losses on real estate and other dispositions, debt refinancing charges, impairment charges, and other non-cash charges to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.

Q3 2018  |  SUPPLEMENTAL INFORMATION     8

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE AND MORTGAGE LOAN MATURITY SCHEDULE

(as of September 30, 2018)

($ amounts in thousands)

Years of Maturities (A)	Total Properties (B)	Base Rent/Interest (C)	Percent of Total Base Rent/Interest
2018	—	$—	—
2019	4	8,641	1.3%
2020	1	2,073	0.3%
2021	1	2,250	0.3%
2022	15	75,445	11.4%
2023	4	13,149	2.0%
2024	2	5,401	0.8%
2025	6	19,933	3.0%
2026	5	25,694	3.9%
2027	1	3,051	0.5%
2028	5	7,158	1.1%
Thereafter	220	497,683	75.4%

	264	$660,478	100.0%

(A)	Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.
(B)

Includes all properties including those that are part of joint ventures, except nine vacant properties representing 0.7% of total pro forma gross assets and three facilities that are under development. The schedule also includes a previously disclosed commitment to acquire one facility in Germany.

(C)

Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

Q3 2018  |  SUPPLEMENTAL INFORMATION     9

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY ASSET TYPE

(September 30, 2018)

($ amounts in thousands)

Asset Types	Total Pro Forma Gross Assets (B)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue (C)	Percentage of Total Actual Revenue
General Acute Care Hospitals (A)	$6,677,798	69.6%	$449,445	72.8%
Inpatient Rehabilitation Hospitals	1,573,936	16.4%	145,442	23.5%
Long-Term Acute Care Hospitals	282,906	3.0%	22,805	3.7%
Other assets	1,052,186	11.0%	—	—

Total	$9,586,826	100.0%	$617,692	100.0%

(A)	Includes three medical office buildings.
(B)

Represents investment concentration as a percentage of gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated November 1, 2018 for reconciliation of total assets to pro forma total gross assets at September 30, 2018.

(C)	Includes revenue from properties owned through joint venture arrangements.

Q3 2018  |  SUPPLEMENTAL INFORMATION     10

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY OPERATOR

(September 30, 2018)

($ amounts in thousands)

Operators	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets (B)	YTD Actual Revenue (C)	Percentage of Total Actual Revenue
Steward
Massachusetts market	$1,378,535	14.4%	$85,055	13.8%
Utah market	991,701	10.3%	58,849	9.5%
Texas/Arkansas/Louisiana market	592,708	6.2%	38,476	6.3%
Arizona market	279,242	2.9%	20,505	3.3%
Florida market	196,675	2.1%	9,977	1.6%
Ohio/Pennsylvania market	182,799	1.9%	13,127	2.1%
Prime Healthcare	1,123,350	11.7%	95,439	15.5%
MEDIAN	1,091,987	11.4%	99,924	16.2%
RCCH	506,267	5.3%	31,484	5.1%
Ernest Health	499,335	5.2%	52,752	8.5%
24 operators	1,692,041	17.6%	112,104	18.1%
Other assets	1,052,186	11.0%	—	—

Total	$9,586,826	100.0%	$617,692	100.0%

(A)

Represents investment concentration as a percentage of gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated November 1, 2018 for reconciliation of total assets to pro forma total gross assets at September 30, 2018.

(B)	No single facility accounts for more than 3.7% of total pro forma gross assets.
(C)	Includes revenue from properties owned through joint venture arrangements.

Q3 2018  |  SUPPLEMENTAL INFORMATION     11

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY U.S. STATE AND COUNTRY

(September 30, 2018)

($ amounts in thousands)

U.S. States and Other Countries	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue (B)	Percentage of Total Actual Revenue
Massachusetts	$1,378,535	14.4%	$85,054	13.8%
Texas	1,109,034	11.6%	87,588	14.2%
Utah	1,026,296	10.7%	62,598	10.1%
California	522,756	5.5%	45,326	7.3%
Arizona	479,582	5.0%	35,204	5.7%
24 Other States	2,614,526	27.1%	184,091	29.8%
Other assets	497,916	5.2%	—	—

United States	$7,628,645	79.5%	$499,861	80.9%
Germany	$1,182,318	12.3%	$106,198	17.2%
United Kingdom	103,013	1.1%	2,895	0.5%
Italy	92,742	1.0%	6,059	1.0%
Spain	25,838	0.3%	2,679	0.4%
Other assets	554,270	5.8%	—	—

International	$1,958,181	20.5%	$117,831	19.1%

Total	$9,586,826	100.0%	$617,692	100.0%

(A)

Represents investment concentration as a percentage of gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated November 1, 2018 for reconciliation of total assets to pro forma total gross assets at September 30, 2018.

(B)	Includes revenue from properties owned through joint venture arrangements.

Q3 2018  |  SUPPLEMENTAL INFORMATION     12

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

Same Store EBITDARM(1) Rent Coverage

YOY and Sequential Quarter Comparisons by Property Type

Stratification of Portfolio EBITDARM Rent Coverage

EBITDARM Rent Coverage TTM	Investment (in thousands)	No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	$132,979	4	3.4%
3.00x - 4.49x	$118,934	2	3.0%
1.50x - 2.99x	$78,706	5	2.0%
Less than 1.50x	$3,199	1	0.1%
Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.2x	$3,578,762	119	91.5%
General Acute Master Leased, Cross-Defaulted and/or with Parent Guaranty: 3.8x	$2,061,135	41	52.7%
Inpatient Rehabilitation Facilities Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.0x	$1,234,731	65	31.6%
Long-Term Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.5x	$282,896	13	7.2%

Notes:

Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included.

All data presented is on a trailing twelve month basis.

(1)	EBITDARM adjusted for non-recurring items.

Q3 2018  |  SUPPLEMENTAL INFORMATION     13

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

($ amounts in thousands)

Operator	Location	Costs Incurred as of 9/30/2018		Rent Commencement Date	Acquisition/ Development
Ernest Health	Flagstaff, Arizona	$25,513		3/1/2018	Development

MEDIAN	Germany	18,797		8/28/2018	Acquisition

RCCH	Pasco, Washington	17,500		8/31/2018	Acquisition

		$61,810

SUMMARY OF CURRENT INVESTMENT COMMITMENTS AS OF SEPTEMBER 30, 2018 ($ amounts in thousands)
Operator	Location	Commitment		Acquisition/ Development
MEDIAN	Germany	$7,897		Acquisition

		$7,897

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF SEPTEMBER 30, 2018 ($ amounts in thousands)
Operator	Location	Commitment		Cost Incurred as of 9/30/2018	Estimated Rent Commencement Date

Circle Health	United Kingdom	$44,228	(A)	$24,113	Q1 2019

Circle Health Rehabilitation	United Kingdom	21,973	(B)	5,304	Q3 2019

Surgery Partners	Idaho Falls, Idaho	113,468		30,379	Q1 2020

		$179,669		$59,796

(A) Represents £33,940 commitment converted to USD at September 30, 2018.

(B) Represents £16,862 commitment converted to USD at September 30, 2018.

Q3 2018  |  SUPPLEMENTAL INFORMATION     14

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Revenues
Rent billed	$118,238	$110,930	$369,076	$311,140
Straight-line rent	18,293	17,505	49,157	46,561
Income from direct financing leases	18,998	19,115	55,613	55,307
Interest and fee income	41,467	29,030	130,098	86,776

Total revenues	196,996	176,580	603,944	499,784
Expenses
Interest	57,215	42,759	172,364	120,498
Real estate depreciation and amortization	29,949	31,915	100,217	88,994
Property-related	2,719	1,519	6,823	4,000
General and administrative	20,982	15,011	58,352	43,287
Acquisition costs	506	7,434	917	20,996

Total expenses	111,371	98,638	338,673	277,775

Other income (expense)
Gain on sale of real estate and other, net	647,204	18	672,822	7,431
Debt refinancing costs	—	(4,414)	—	(18,794)
Other	5,711	3,865	6,245	8,999

Total other income (expense)	652,915	(531)	679,067	(2,364)

Income before income tax	738,540	77,411	944,338	219,645
Income tax expense	(2,064)	(530)	(4,802)	(783)

Net income	736,476	76,881	939,536	218,862
Net income attributable to non-controlling interests	(442)	(417)	(1,334)	(1,013)

Net income attributable to MPT common stockholders	$736,034	$76,464	$938,202	$217,849

Earnings per common share – basic:
Net income attributable to MPT common stockholders	$2.01	$0.21	$2.56	$0.63

Earnings per common share – diluted:
Net income attributable to MPT common stockholders	$2.00	$0.21	$2.56	$0.63

Weighted average shares outstanding – basic	365,024	364,315	364,934	345,076
Weighted average shares outstanding – diluted	366,467	365,046	365,784	345,596

Dividends declared per common share	$0.25	$0.24	$0.75	$0.72

Q3 2018  |  SUPPLEMENTAL INFORMATION     15

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(Amounts in thousands, except per share data)

	September 30, 2018	December 31, 2017
	(Unaudited)	(A)
ASSETS
Real estate assets
Land, buildings and improvements, intangible lease assets, and other	$4,926,462	$5,944,220
Mortgage loans	1,428,069	1,778,316
Net investment in direct financing leases	690,897	698,727

Gross investment in real estate assets	7,045,428	8,421,263
Accumulated depreciation and amortization	(432,279)	(455,712)

Net investment in real estate assets	6,613,149	7,965,551
Cash and cash equivalents	710,965	171,472
Interest and rent receivables	87,939	78,970
Straight-line rent receivables	195,329	185,592
Other assets	1,167,134	618,703

Total Assets	$8,774,516	$9,020,288

LIABILITIES AND EQUITY
Liabilities
Debt, net	$4,043,849	$4,898,667
Accounts payable and accrued expenses	202,033	211,188
Deferred revenue	11,162	18,178
Lease deposits and other obligations to tenants	30,964	57,050

Total Liabilities	4,288,008	5,185,083
Equity
Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 500,000 shares; issued and outstanding - 364,858 shares at September 30, 2018 and 364,424 shares at December 31, 2017	365	364
Additional paid-in capital	4,343,768	4,333,027
Retained earnings (deficit)	179,703	(485,932)
Accumulated other comprehensive loss	(50,569)	(26,049)
Treasury shares, at cost	(777)	(777)

Total Medical Properties Trust, Inc. Stockholders’ Equity	4,472,490	3,820,633
Non-controlling interests	14,018	14,572

Total Equity	4,486,508	3,835,205

Total Liabilities and Equity	$8,774,516	$9,020,288

(A)	Financials have been derived from the prior year audited financial statements.

Q3 2018  |  SUPPLEMENTAL INFORMATION     16

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Tim Berryman, Director—Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com or Charles Lambert, Treasurer and Managing Director—Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com At the Very heArt of heAlthcAre® .